Exhibit 99.1

Bison Capital Acquisition Corp. Announces the Postponement of the Meeting Date for the Special Meeting of Shareholders to Approve Business Combination with Xynomic Pharmaceuticals, Inc.

NEW YORK, NY and SHANGHAI, CHINA, May 3, 2019 - The special meeting (the “Special Meeting”) of shareholders of Bison Capital Acquisition Corp. (“BCAC”, NASDAQ: BCAC), originally scheduled to be held on May 13, 2019 at 9:00 a.m., Beijing Time (May 12, 2019 at 9:00 p.m. Eastern Daylight Time), has been postponed and will now be held on May 14, 2019, at 9:00 p.m. Beijing Time (May 14, 2019 at 9:00 a.m. Eastern Daylight Time), at the principal office of the Company located at 609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing, People’s Republic of China.

No changes have been made to the record date, the location of the meeting or the proposals to be brought before the Special Meeting. BCAC shareholders of record as of the close of business on April 5, 2019 will be entitled to receive notice of the Special Meeting and to vote the ordinary shares owned by them at the Special Meeting. The record date will not impact the redemption rights of shareholders

About BCAC

BCAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. BCAC’s efforts to identify a target business have not been limited to a particular industry or geographic region. BCAC is sponsored by Bison Capital Holding Company Limited, an investment holding company that focuses on the healthcare, media and financial services sectors.

Additional Information about the Transaction and Where to Find it

The proposed transaction has been approved by the board of directors of both companies and the stockholders of Xynomic, and will be submitted to shareholders of BCAC for their approval. In connection with that approval, BCAC intends to file with the SEC a proxy statement/prospectus containing information about the proposed transaction and the respective businesses of Xynomic and BCAC. BCAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. BCAC shareholders are urged to read the preliminary proxy statement/prospectus and any amendments thereto and the definitive proxy statement/prospectus in connection with BCAC’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about BCAC, Xynomic and the proposed transaction. The definitive proxy statement/prospectus will be mailed to shareholders of BCAC on May 3, 2019 to be established for voting on the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about BCAC, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330.

Participants in the Solicitation

BCAC and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BCAC’s shareholders with respect to the proposed transaction. Information regarding BCAC’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 5, 2019. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement/prospectus when it becomes available.

Xynomic and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of BCAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction when available.

Disclaimer

This press release and the exhibits hereto are not a proxy statement/prospectus or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No registered offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BCAC’s expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite shareholder and other approvals, the performances of BCAC and Xynomic, and the ability of BCAC or, after the closing of the transactions, the combined company, to continue to meet The Nasdaq Capital Market’s listing standards; the reaction of Xynomic’s licensors, collaborators, service providers or suppliers to the business combination; unexpected costs, liabilities or delays in the business combination transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination transaction agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in BCAC’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning BCAC and Xynomic, the business combination transactions described herein or other matters and attributable to BCAC, Xynomic, Xynomic’s shareholders or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BCAC, Xynomic, nor Xynomic’s shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

For more information, please contact:

Bison Capital Acquisition Corp.

James Jiayuan Tong

Chief Executive Officer

Email: jamestong@bisonholding.com